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                                                                EXHIBIT 10.34

                                FIRST AMENDMENT

                 FIRST AMENDMENT (this "Amendment"), dated as of July 17, 1996, among THERMADYNE HOLDINGS CORPORATION, a Delaware corporation, (the "Borrower"), the lending institutions party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent"), and each of the lenders listed on Schedule A hereto (the "New Banks). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:

                 WHEREAS, the Borrower, the Existing Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of June 25, 1996 (the "Credit Agreement"); and

                 WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                 NOW, THEREFORE, it is agreed:

                 1. Bankers Trust Company (the "Assignor Bank") hereby sells and assigns to each of the New Banks without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from the Assignor Bank, that interest in and to the Assignor Bank's rights and obligations under the Credit Agreement as of the date hereof which in the aggregate represents such New Bank's pro rata share (for each such New Bank, its "Pro Rata Share") as set forth on, and in respect of the credit facilities listed on, Schedule B hereto (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each New Bank, including, without limitation, in the case of any assignment of all or any portion of the Total Commitment, all rights and obligations with respect to such New Bank's Pro Rata Share of such Total Commitment, including all such rights and obligations with respect to such New Bank's Pro Rata Share of outstanding Revolving Loans, Swingline Loans and Letters of Credit After giving effect to this Amendment, each of the Existing Banks" and New Banks" Commitment will be as set forth on Schedule C hereto.
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                 2.       In accordance with the requirements of Section
12.04(b) of the Credit Agreement, on the First Amendment Effective Date (as defined below), (i) the Credit Agreement shall be amended by deleting Annex I thereto in its entirety and by inserting in lieu thereof a new Annex I in the form of Schedule C hereto and (ii) the Borrower agrees that, promptly after the First Amendment Effective Date, it will issue an appropriate Revolving Note to each Bank in conformity with the requirements of Section 1.05 of the Credit Agreement.

                 3. On and after the First Amendment Effective Date, Annex II to the Credit Agreement shall be amended by deleting Annex II thereto in its entirety and by inserting in lieu thereof a new Annex II in the form of Schedule D hereto. For purposes of Section 12.03 of the Credit Agreement, the address of each Bank shall be as set forth on Schedule D hereto, or at such other address as such Bank may hereafter notify the other parties to the Credit Agreement in writing.

                 4.       On and after the First Amendment Effective Date,
Section 1(d) of Annex XII to the Credit Agreement shall be amended by (a) inserting the phrase "Amended and Restated" immediately following the phrase "as defined in the" therein and (b) inserting the phrase", as may be amended, restated or modified from time to time" immediately following the date "June 25, 1996" therein.

                 5.       On and after the First Amendment Effective Date,
Section 1.09(v) of the Credit Agreement shall be amended by deleting the words "Interest period" therein and inserting in lieu thereof the words "Interest Period".

                 6.       On and after the First Amendment Effective Date,
Section 7.01(d) of the Credit Agreement shall be amended by deleting the word "project" therein and inserting in lieu thereof the word "projected".

                 7.       On and after the First Amendment Effective Date,
Section 8.02(d) of the Credit Agreement shall be amended by replacing the phrase "Indebtedness owing by a Subsidiary Guarantor to a Foreign Subsidiary" with the phrase "Indebtedness owing to a Subsidiary Guarantor or the Borrower by a Foreign Subsidiary".

                 8.       On and after the First Amendment Effective Date,
Section 8.16 of the Credit Agreement shall be amended by inserting the phrase "to be greater than" immediately following the phrase "for such fiscal year" therein.

                 9.       On and after the First Amendment Effective Date,
Section 8.17 of the Credit Agreement shall be amended by deleting the date "September 30, 1997" therein and inserting in lieu thereof the date "September 30, 1996".
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                 10.      On and after the First Amendment Effective Date,
Section 11.07 of the Credit Agreement shall be amended by (a) inserting the phrase "(determined as if there were no Defaulting Banks)" immediately following the phrase "as used in determining the Required Banks" in the first sentence therein and (b) replacing the second sentence therein in its entirety with the following sentence:

         "To the extent any Defaulting Bank fails to indemnify the Agent pursuant to the immediately preceding sentence, such Defaulting Bank shall not be entitled to receive any portion of any payment or other distribution hereunder until the Agent shall have been reimbursed for the aggregate amount not paid by such Defaulting Bank under this
         Section 11.07."

                 11.      On and after the First Amendment Effective Date,
Section 12.01(iv) of the Credit Agreement shall be amended by inserting "(a)" immediately following the phrase "or by reason of," therein.

                 12. The Assignor Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being sold and assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement or the other Credit Documents to which it is a party or any other instrument or document furnished pursuant thereto.

                 13. Each of the New Banks (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent, the Existing Banks or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank and (v) to the extent legally
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entitled to do so, agrees that it will promptly submit all applicable forms required by Section 4.04(b) of the Credit Agreement.

                 14. The Assignor Bank and each of the New Banks hereby agree that all amounts accrued with respect to the Commitments or the Loans prior to the delivery by such New Bank of the amount referred to in clause (ii) of Section 19 of this Amendment shall be for the account of the Assignor Bank, and that all such amounts accrued after the delivery of such amounts referred to in clause (ii) of such Section 19 shall be for the account of such New Bank based upon its Pro Rata Share.

                 15. In accordance with Section 12.04(b) of the Credit Agreement, on and as of the date upon which each of the New Banks delivers the amounts referred to in clause (ii) of Section 19 of this Amendment, each New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents.

                 16. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                 17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                 18. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 19. Subject to Section 20 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Borrower, each Existing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) each New Bank shall have delivered to the Agent, for the accounts of the Assignor Bank an amount equal to such New Banks relevant Pro Rata Share of the outstanding Revolving Loans.

                 20. Notwithstanding Section 19 of this Amendment, if for any reason any New Bank shall not have (i) signed a counterpart hereof and delivered the same to the Agent at its Notice Office and (ii) delivered to the Agent an amount equal to such New Bank's Pro Rata Share of the outstanding Revolving Loans, in each case on or prior to July 17, 1996, then, if each Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedules A, B, C and D hereto shall be
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modified to delete any such New Bank, and such New Bank's relevant Pro Rata
Share shall be reallocated among the Existing Banks in such manner as the Existing Banks shall agree and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

                 21. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                  *    *    *
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                 IN WITNESS WHEREOF, EACH OF THE PARTIES HERETO HAS CAUSED A
COUNTERPART OF THIS AMENDMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.

                                        THERMADYNE HOLDINGS CORPORATION

                                        BY /s/ JAMES H. TATE
                                          --------------------------------------
                                          NAME: JAMES H. TATE
                                          TITLE: SENIOR VICE PRESIDENT & CFO


                                        BANKERS TRUST COMPANY,
                                          Individually and as Agent

                                        BY /s/ PATRICIA HOGAN
                                          --------------------------------------
                                          NAME: PATRICIA HOGAN
                                          TITLE: VICE PRESIDENT


                                        THE BANK OF NEW YORK
                                          Individually, and as Documentation
                                          Agent

                                        BY /s/ JOHN C. LAMBERT
                                          --------------------------------------
                                          NAME: JOHN C. LAMBERT
                                          TITLE: VICE PRESIDENT


                                        FIRST SOURCE FINANCIAL LLP, BY
                                          FIRST SOURCE FINANCIAL, INC.,
                                          ITS AGENT/MANAGER

                                        BY /s/ GARY L. FRANCIS
                                          --------------------------------------
                                          NAME: GARY L. FRANCIS
                                          TITLE: SENIOR VICE PRESIDENT


                                        BANQUE FRANCAISE DU COMMERCE
                                          EXTERIEUR

                                        BY /s/ WILLIAM C. MAIER
                                          --------------------------------------
                                          NAME: WILLIAM C. MAIER
                                          TITLE: VP-GROUP MANAGER

                                        BY /s/ BRIAN J. CUMBERLAND
                                          --------------------------------------
                                          NAME: BRIAN J. CUMBERLAND
                                          TITLE: ASSISTANT TREASURER


                                        THE FIRST NATIONAL BANK OF BOSTON

                                        BY /s/ BRIAN F.X. GERAGHTY
                                          --------------------------------------
                                          NAME: BRIAN F.X. GERAGHTY
                                          TITLE: VICE PRESIDENT


                                        HELLER FINANCIAL INC.

                                        BY /s/ JOANN L. HOLMAN
                                          --------------------------------------
                                          NAME: JOANN L. HOLMAN
                                          TITLE: ASSISTANT VICE PRESIDENT


                                        MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.

                                        BY /s/ GILLES MARCHAND
                                          --------------------------------------
                                          NAME: GILLES MARCHAND
                                          TITLE: AUTHORIZED SIGNATORY

                                        BANK OF SCOTLAND

                                        BY /s/ CATHERINE M. ONIFFREY
                                          --------------------------------------
                                          NAME: CATHERINE M. ONIFFREY
                                          TITLE: VICE PRESIDENT BANK OF SCOTLAND


                                        SOCIETE GENERALE

                                        BY /s/ JOHN J. WAGNER
                                          --------------------------------------
                                          NAME: JOHN J. WAGNER
                                          TITLE: VICE PRESIDENT


                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        BY /s/ THOMAS J. CONNALLY
                                          --------------------------------------
                                          NAME: THOMAS J. CONNALLY
                                          TITLE: VICE PRESIDENT


                                        CITIBANK, N.A.

                                        BY /s/ ROSEMARY M. BELL
                                          --------------------------------------
                                          NAME: ROSEMARY M. BELL
                                          TITLE: ATTORNEY-IN-FACT


                                        THE BANK OF NOVA SCOTIA

                                        BY /s/ F.C.H. ASHBY
                                          --------------------------------------
                                          NAME: F.C.H. ASHBY
                                          TITLE: SENIOR MANAGER LOAN OPERATION


                                        ABN AMRO BANK, NV

                                        BY /s/ STEPHEN J. CZECH
                                          --------------------------------------
                                          NAME: STEPHEN J. CZECH
                                          TITLE: VICE PRESIDENT

                                        BY /s/ CHRISTINE E. HOLMES
                                          --------------------------------------
                                          NAME: CHRISTINE E. HOLMES
                                          TITLE: VICE PRESIDENT


                                        DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES

                                        BY /s/ THOMAS J. NADRAMIA
                                          --------------------------------------
                                          NAME: THOMAS J. NADRAMIA
                                          TITLE: VICE PRESIDENT

                                        BY /s/ JOHN W. SWEENEY
                                          --------------------------------------
                                          NAME: JOHN W. SWEENEY
                                          TITLE: ASSISTANT VICE PRESIDENT


                                        BANK OF HAWAII

                                        BY /s/ JOSEPH T. DONALS
                                          --------------------------------------
                                          NAME: JOSEPH T. DONALS
                                          TITLE: VICE PRESIDENT

                                        BANQUE PARIBAS

                                        BY /s/ KAREN E. COONS
                                          --------------------------------------
                                          NAME: KAREN E. COONS
                                          TITLE: VICE PRESIDENT

                                        BY /s/ NICHOLAS C. MAST
                                          --------------------------------------
                                          NAME: NICHOLAS C. MAST
                                          TITLE: VICE PRESIDENT


                                        BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY

                                        BY /s/ RANDY SZUCH
                                          --------------------------------------
                                          NAME: RANDY SZUCH
                                          TITLE: VICE PRESIDENT


                                        GIROCREDIT BANK AG DER SPARKASSEN,
                                          GRAND CAYMAN ISLANDS BRANCH

                                        BY /s/ JOHN READING
                                          --------------------------------------
                                          NAME: JOHN READING
                                          TITLE: VICE PRESIDENT

                                        BY /s/ RICHARD STONE
                                          --------------------------------------
                                          NAME: RICHARD STONE
                                          TITLE: FIRST VICE PRESIDENT


                                        NATIONAL CITY BANK

                                        BY /s/ JOSEPH D. ROBISON
                                          --------------------------------------
                                          NAME: JOSEPH D. ROBISON
                                          TITLE: VICE PRESIDENT


                                        NIPPON CREDIT BANK, LTD.

                                        BY /s/ BARRY S. FEIN
                                          --------------------------------------
                                          NAME: BARRY S. FEIN
                                          TITLE: ASSISTANT VICE PRESIDENT


                                        FALCON 94 LIMITED

                                        BY /s/ JOHN C.R. COLLIS
                                          --------------------------------------
                                          NAME: JOHN C.R. COLLIS
                                          TITLE: DIRECTOR


                                        BANK POLSKA KASA OPIEKI, S.A.,
                                          NEW YORK BRANCH

                                        BY /s/ HUSSEIN B. EL-TAWIL
                                          --------------------------------------
                                          NAME: HUSSEIN B. EL-TAWIL
                                          TITLE: VICE PRESIDENT